Report of Independent
Registered Public
Accounting Firm


To the Shareholders
and Board of Directors
 of Japan Smaller
Capitalization Fund Inc

In planning and
performing our audit
of the financial
statements of Japan
Smaller Capitalization
Fund Inc the
Company as of and
for the year ended
February 28 2011 in
accordance with the
standards of the
Public Company
Accounting Oversight
Board United States
we considered the
Companys internal
control over financial
reporting including
controls over
safeguarding
securities as a basis
for designing our
auditing procedures
for the purpose of
expressing our
opinion on the
financial statements
and to comply with
the requirements of
Form NSAR but not
for the purpose of
expressing an opinion
on the effectiveness
of the Companys
internal control over
financial reporting.
Accordingly we
express no such
opinion

The management of
the Company is
responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls. A companys
internal control over
financial reporting is
a process designed to
provide reasonable
assurance regarding
the reliability of
financial reporting
and the preparation of
financial statements
for external purposes
in accordance with
generally accepted
accounting principles.
A companys internal
control over financial
reporting includes
those policies and
procedures that 1
pertain to the
maintenance of
records that in
reasonable detail
accurately and fairly
reflect the
transactions and
dispositions of the
assets of the company
2 provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of financial
statements in
accordance with
generally accepted
accounting principles
and that receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
directors of the
company and 3
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition use or
disposition of a
companys assets that
could have a material
effect on the financial
statements
Because of its
inherent limitations
internal control over
financial reporting
may not prevent or
detect misstatements
Also projections of
any evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions
or that the degree of
compliance with the
policies or procedures
may deteriorate

A deficiency in
internal control over
financial reporting
exists when the
design or operation of
a control does not
allow management or
employees in the
normal course of
performing their
assigned functions to
prevent or detect
misstatements on a
timely basis A
material weakness is a
deficiency or a
combination of
deficiencies in
internal control over
financial reporting
such that there is a
reasonable possibility
that a material
misstatement of the
companys annual or
interim financial
statements will not be
prevented or detected
on a timely basis
Our consideration of
the Companys
internal control over
financial reporting
was for the limited
purpose described in
the first paragraph
and would not
necessarily disclose
all deficiencies in
internal control that
might be material
weaknesses under
standards established
by the Public
Company Accounting
Oversight Board
United States
However we noted no
deficiencies in the
Companys internal
control over financial
reporting and its
operation including
controls over
safeguarding
securities that we
consider to be a
material weakness as
defined above as of
February 28 2011
This report is
intended solely for the
information and use
of management and
the Board of Directors
of Japan Smaller
Capitalization Fund
Inc and the Securities
and Exchange
Commission and is
not intended to be and
should not be used by
anyone other than
these specified parties


Ernst & Young LLP

New York New York
April 21 2011